                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 2002


                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                06-1340090
     (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

        20415 NORDHOFF STREET
               CHATSWORTH, CA                            91311
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                    ISSUER'S TELEPHONE NUMBER: (818) 773-0900
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

This Form 8-K/A supplements and completes registrant's Form 8-K filed October 23, 2002:

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

In connection with registrant's disposition of shares of the capital stock of Fiber Optics Communications, Inc. ("FOCI") and Quantum Optec, Inc. ("QOI") as previously reported on October 23, 2002, the following pro forma financial information is filed as part of this report:

Unaudited Pro Forma Consolidated Condensed Balance Sheet As of September 30,
2002;

Unaudited Pro Forma Condensed Consolidated Statements of Operations For the Nine Months Ended September 30, 2002;

Unaudited Pro Forma Condensed Consolidated Statements of Operations For the Year Ended December 31, 2001; and

Notes to Pro Forma Condensed Consolidated Financial Information

(c) Exhibits

    2.1 Share Purchase Agreement dated September 30, 2002, by and amongst Luminent and Lin, Song-Fure (Steve), Chen, Chao Hsien (Goodman), Hou, Janpu Hsu and Jen Hsu (Rio) (incorporated by reference to Exhibit 2.1 filed with registrant's Form 8-K on October 23, 2002).



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

                            MRV Communications, Inc.
            Unaudited Pro Forma Consolidated Condensed Balance Sheet
                            As of September 30, 2002


                                                                 Pro Forma
(000's)                                        MRVC             Adjustments               Total
                                            -----------        -------------           -----------
Current assets:
  Cash and cash equivalents                 $    80,675         $     8,000 (1)        $    88,675
  Short-term marketable securities               22,911                  --                 22,911
  Time deposits                                   3,092                  --                  3,092
  Accounts receivable, net                       40,571                  --                 40,571
  Inventories                                    39,389                  --                 39,389
  Assets held for sale                           36,322             (36,322)(1)                 --
  Other current assets                            8,848               2,000 (1)             10,848
                                            -----------         -----------            -----------
    Total current assets                        231,808             (26,322)               205,486

Property and equipment, net                      35,599                  --                 35,599

Goodwill and other intangibles                   29,869                  --                 29,869

Long-term marketable securities                   1,359                  --                  1,359

Deferred income taxes                            11,749                  --                 11,749

Investments                                       5,741               2,708 (1)              8,449

Other non-current assets                          5,893                  --                  5,893
                                            -----------         -----------            -----------
                                            $   322,018         $   (23,614)           $   298,404
                                            ===========         ===========            ===========

Current liabilities
  Current maturities of long-term debt              684                  --                    684
  Convertible subordinated notes                 39,918                  --                 39,918
  Short-term obligations                          1,869                  --                  1,869
  Accounts payable                               39,997                  --                 39,997
  Accrued liabilities                            30,552                  --                 30,552
  Liabilities held for sale                      23,614             (23,614)(1)                 --
  Other current liabilities                       6,694                  --                  6,694
                                            -----------         -----------            -----------
    Total current liabilities                   143,328             (23,614)               119,714


Long-term debt                                      614                  --                    614

Other long-term liabilities                       3,792                  --                  3,792

Minority interests                                7,311                  --                  7,311

Commitments and contingencies

Stockholders' equity:
  Preferred stock                                    --                  --                     --
  Common stock                                      161                  --                    161
  Additional paid-in capital                  1,148,737                  --              1,148,737
  Accumulated deficit                          (959,998)                 --               (959,998)
  Deferred stock compensation, net               (9,859)                 --                 (9,859)
  Treasury stock                                   (679)                 --                   (679)
  Accumulated other comprehensive loss          (11,389)                 --                (11,389)
                                            -----------         -----------            -----------
    Total stockholders' equity                  166,973                  --                166,973
                                            -----------         -----------            -----------
                                            $   322,018         $   (23,614)           $   298,404
                                            ===========         ===========            ===========

                            MRV Communications, Inc.
       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                  For the Nine Months Ended September 30, 2002


                                                                               Pro Forma
                                                                MRVC         Adjustments(2)         Total
                                                              ---------      --------------       ---------
NET REVENUE                                                   $ 184,878         $  16,003         $ 168,875
Cost of goods sold                                              127,205            14,522           112,683
                                                              ---------         ---------         ---------
    GROSS PROFIT                                                 57,673             1,481            56,192

Operating costs and expenses:
  Product development and engineering                            41,726             2,315            39,411
  Selling, general and administrative                            69,224             4,351            64,873
  Amortization of intangibles                                        86                --                86
  Impairment loss on long-lived assets                           16,516            15,878               638
  Impairment loss on goodwill and other intangibles              72,697             9,302            63,395
                                                              ---------         ---------         ---------
    Total operating costs and expenses                          200,249            31,846           168,403
                                                              ---------         ---------         ---------
    OPERATING LOSS                                             (142,576)          (30,365)         (112,211)

Other expense, net                                               10,328             7,975             2,353
                                                              ---------         ---------         ---------
    LOSS BEFORE MINORITY INTEREST, PROVISION FOR TAXES
      AND CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE            (152,904)          (38,340)         (114,564)

Minority interest                                                   145                --               145

Provision for taxes                                              12,911               323            12,588
                                                              ---------         ---------         ---------
    LOSS BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE      (165,960)          (38,663)         (127,297)

Cumulative effect of an accounting change                       296,355           183,725           112,630
                                                              ---------         ---------         ---------
    NET LOSS                                                  $(462,315)        $(222,388)        $(239,927)
                                                              =========         =========         =========

EARNINGS PER SHARE:
Basic and diluted loss per share:
  Loss before cumulative effect of an accounting change       $   (1.85)               --         $   (1.42)
  Cumulative effect of an accounting change                   $   (3.30)               --         $   (1.25)
  NET LOSS                                                    $   (5.15)               --         $   (2.67)

WEIGHTED AVERAGE NUMBER OF SHARES:
  Basic and diluted                                              89,800                --            89,800
                                                              =========         =========         =========

                            MRV Communications, Inc.
       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                      For the Year Ended December 31, 2001


                                                                               Pro Forma
                                                                MRVC         Adjustments(3)         Total
                                                              ---------      --------------       ---------
NET REVENUE                                                   $ 332,844         $  29,757         $ 303,087
Cost of goods sold                                              267,389            28,496           238,893
                                                              ---------         ---------         ---------
    GROSS PROFIT                                                 65,455             1,261            64,194

Operating costs and expenses:
  Product development and engineering                            94,813             5,659            89,154
  Selling, general and administrative                           150,674             7,569           143,105
  Amortization of goodwill and other intangibles                126,484            57,897            68,587
  Restructuring costs                                            14,111             7,434             6,677
                                                              ---------         ---------         ---------
    Total operating costs and expenses                          386,082            78,559           307,523
                                                              ---------         ---------         ---------
    OPERATING LOSS                                             (320,627)          (77,298)         (243,329)

Other expense, net                                               22,777              (337)           23,114
                                                              ---------         ---------         ---------
    LOSS BEFORE MINORITY INTEREST, PROVISION FOR TAXES
      AND EXTRAORDINARY GAIN                                   (343,404)          (76,961)         (266,443)

Minority interest                                               (11,577)               (4)          (11,573)

Provision for taxes                                               4,475               770             3,705
                                                              ---------         ---------         ---------
    LOSS BEFORE EXTRAORDINARY GAIN                             (336,302)          (77,727)         (258,575)

Extraordinary gain on purchase of minority interest in
  Luminent, Inc., net of tax                                     (9,949)               --            (9,949)
                                                              ---------         ---------         ---------
    NET LOSS                                                  $(326,353)        $ (77,727)        $(248,626)
                                                              =========         =========         =========

EARNINGS PER SHARE:
Basic and diluted loss per share:
  Loss before extraordinary gain                              $   (4.40)               --         $   (3.39)
  Extraordinary gain                                          $    0.13                --         $    0.13
  NET LOSS                                                    $   (4.27)               --         $   (3.26)

WEIGHTED AVERAGE NUMBER OF SHARES:
  Basic and diluted                                              76,369                --            76,369
                                                              =========         =========         =========

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


(1) The pro forma adjustment is to record the sale of FOCI and QOI as follows:

Consideration received:
  Cash                                                          $  8,000
  Future product credit                                            2,000
                                                                --------
                                                                  10,000

Assets and liabilities disposed of:
  Assets held for sale                                            36,322
  Liabilities held for sale                                      (23,614)
                                                                --------
                                                                  12,708
                                                                --------

Remaining 19.5% ownership in FOCI classified
  as a cost method investment                                   $  2,708
                                                                ========


(2) The pro forma adjustments are to remove the operating results of FOCI and QOI as if the transaction occurred on January 1, 2002.

(3) The pro forma adjustments are to remove the operating results of FOCI and QOI as if the transaction occurred on January 1, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: December 4, 2002

                                       MRV COMMUNICATIONS, INC.




                                       By: /s/ SHAY GONEN
                                           ---------------------------
                                           Shay Gonen
                                           Chief Financial Officer



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